UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Hedged Equity & Income Fund

Annual Report
12.31.12

Ticker | **HEQ**

Managed distribution plan

The Fund has adopted a managed distribution plan (Plan). Under the current Plan, the Fund makes quarterly distributions of an amount equal to $0.3230 per share, based upon an annual distribution rate of 7.25% of the Fund’s net asset value (NAV) of $17.82 on July 31, 2012. This amount will be paid quarterly until further notice. Prior to August 2012, under the prior Plan, the Fund made quarterly distributions of an amount equal to 1.8125% of the Fund’s NAV as of each measuring date, based upon an annual rate of 7.25%. The amount of each quarterly distribution was determined based on the NAV of the Fund at the close of the New York Stock Exchange on the last business day of the month ending two months prior to each quarterly declaration date. The Fund may also make additional distributions: (i) for purposes of not incurring federal income tax on the Fund of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

Although the Fund has adopted the Plan, it may discontinue the Plan. The Board of Trustees of the Fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The Plan will be subject to periodic review by the Fund’s Board of Trustees.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan. The Fund’s total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Annual report | Hedged Equity & Income Fund

Management’s discussion of
Fund performance

By Wellington Management Company, LLC

The Fund has changed its fiscal year end from October 31 to December 31. This report discusses the two-month period from November 1, 2012 through December 31, 2012.

Global equities rose during the last two months of 2012. Investors shrugged off the threat of a U.S. fiscal crisis and, despite European economic woes, risk appetites increased amid further signs of a manufacturing recovery in China and an agreement among European Union leaders on the framework for a single supervisory mechanism for eurozone banks. In the U.S., housing and employment data continued to exceed expectations.

Strategy and performance review

The Fund’s investment objective is to provide total return with a focus on both current income and gains as well as long-term capital appreciation. The Fund uses an equity strategy and an actively managed options strategy to pursue its investment objective. For the two-month period ended December 31, 2012, John Hancock Hedged Equity & Income Fund posted total returns of 1.71% at net asset value (NAV) and –3.51% at market price. The Fund’s performance at NAV and its performance at market price differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. The Fund’s reference benchmark, the Russell 3000 Index, returned 2.01% over this period.

During this short two-month period, both the puts and written calls on the S&P 500 Index were significant detractors from performance and largely offset positive returns in the equity strategy. The S&P 500 Index returned 1.5% in the period, which resulted in a decrease in value of the Fund’s put-spread. While the Fund received premiums from writing call options, a sharp equity market rally acted as a limit to upside performance. The Fund’s equity strategy posted positive absolute returns during the period and outperformed its benchmark. Stock selection within the Fund’s equity strategy contributed to relative results, as did allocation among sectors, which is a by-product of our bottom-up stock selection process. Specifically, positive stock selection within the information technology and consumer staples sectors contributed to relative performance. Stocks within the financials and energy sectors underperformed the index and detracted from relative returns. During the period, the Fund was overweight in industrials and underweight in utilities, which aided relative results. An underweight in financials and modest residual cash position partially offset positive relative performance.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Wellington Management is an independent and unaffiliated investment subadviser.

Past performance is no guarantee of future results.

The extent of the Fund’s use of written call options and put option spreads may vary over time depending on the subadviser’s assessment of market circumstances and other factors. The Fund’s exposure to call and put options is subject to change due to active management. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

2	Hedged Equity & Income Fund | Annual report

Portfolio summary

Top 10 Holdings (15.1% of Net Assets on 12-31-12)[1,2]

Cisco Systems, Inc.	2.1%	Oracle Corp.	1.4%

Lowe’s Companies, Inc.	2.0%	Apple, Inc.	1.3%

Johnson & Johnson	1.7%	Roche Holdings AG	1.3%

Wells Fargo & Company	1.5%	United Parcel Service, Inc., Class B	1.2%

Occidental Petroleum Corp.	1.4%	BlackRock, Inc.	1.2%

Sector Composition[1,3]

Information Technology	16.1%	Materials	3.6%

Consumer Discretionary	15.5%	Options Purchased	2.2%

Industrials	15.1%	Utilities	1.7%

Financials	14.7%	Telecommunication Services	0.9%

Health Care	12.0%	Exchange Traded Fund	0.1%

Energy	9.1%	Short-Term Investments & Other
		Assets and Liabilities, Net	2.7%
Consumer Staples	6.3%

Portfolio Composition[1]

Common Stocks	95.0%	Options Purchased	2.2%

Exchange Traded Fund	0.1%	Short-Term Investments & Other
		Assets and Liabilities, Net	2.7%

1 As a percentage of net assets on 12-31-12.

2 Excludes cash and cash equivalents.

3 Sector investing is subject to greater risks than the markets as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Hedged Equity & Income Fund	3

Fund’s investments

As of 12-31-12

	Shares	Value

Common Stocks 95.0%		$228,761,658

(Cost $217,257,741)

Consumer Discretionary 15.5%		37,395,328

Auto Components 0.6%

Allison Transmission Holdings, Inc.	58,935	1,203,453

Continental AG	1,711	197,971

Automobiles 0.5%

Ford Motor Company	21,988	284,745

Great Wall Motor Company, Ltd., H Shares	33,500	106,268

Harley-Davidson, Inc.	18,005	879,364

Diversified Consumer Services 0.3%

Allstar Co-Invest Block Feeder LLC (I)(R)	236,300	285,923

Matthews International Corp., Class A	15,080	484,068

Hotels, Restaurants & Leisure 0.8%

Buffalo Wild Wings, Inc. (I)	2,970	216,275

Burger King Worldwide, Inc.	23,806	391,371

CEC Entertainment, Inc.	15,080	500,505

Choice Hotels International, Inc.	4,680	157,342

Galaxy Entertainment Group, Ltd. (I)	47,000	187,167

Sands China, Ltd.	47,600	213,531

Starwood Hotels & Resorts Worldwide, Inc.	866	49,674

Yum! Brands, Inc.	1,498	99,467

Household Durables 1.1%

Helen of Troy, Ltd. (I)	9,000	300,510

Lennar Corp., Class A	3,000	116,010

NVR, Inc. (I)	1,895	1,743,401

PulteGroup, Inc. (I)	6,500	118,040

Whirlpool Corp.	2,480	252,340

Internet & Catalog Retail 1.1%

Amazon.com, Inc. (I)	6,413	1,610,547

Expedia, Inc.	2,450	150,553

HomeAway, Inc. (I)	5,280	116,160

priceline.com, Inc. (I)	743	461,552

TripAdvisor, Inc. (I)	7,210	302,532

Leisure Equipment & Products 0.8%

Hasbro, Inc.	26,100	936,990

Mattel, Inc. (C)	26,081	955,086

4	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Media 3.8%

AMC Networks, Inc., Class A (I)	4,800	$237,600

Arbitron, Inc.	15,090	704,401

Comcast Corp., Class A	11,253	420,637

Discovery Communications, Inc., Series C (I)	3,800	222,300

Gannett Company, Inc.	12,600	226,926

News Corp., Class A	10,325	263,701

Omnicom Group, Inc.	44,441	2,220,272

Sirius XM Radio, Inc.	205,060	592,623

The Walt Disney Company	33,338	1,659,899

Time Warner, Inc.	36,720	1,756,318

WPP PLC	66,348	964,519

Multiline Retail 0.9%

Dollar Tree, Inc. (I)	4,074	165,241

Family Dollar Stores, Inc.	4,760	301,832

Fred’s, Inc., Class A	27,700	368,687

Next PLC	1,906	117,640

Target Corp. (C)	21,845	1,292,569

Specialty Retail 4.6%

Advance Auto Parts, Inc.	24,330	1,760,276

Ascena Retail Group, Inc. (I)	26,440	488,876

Bed Bath & Beyond, Inc. (I)	1,505	84,145

CarMax, Inc. (I)	6,870	257,900

Dick’s Sporting Goods, Inc.	6,910	314,336

DSW, Inc., Class A	2,980	195,756

Francesca’s Holdings Corp. (I)	10,080	261,677

Lowe’s Companies, Inc. (C)	137,322	4,877,677

Monro Muffler Brake, Inc.	1,340	46,860

O’Reilly Automotive, Inc. (I)	3,041	271,926

PetSmart, Inc.	2,807	191,830

Stage Stores, Inc.	19,510	483,458

The Buckle, Inc.	3,582	159,900

The Cato Corp., Class A	21,480	589,196

The Home Depot, Inc.	5,903	365,101

Tiffany & Company	4,850	278,099

TJX Companies, Inc.	3,566	151,377

Urban Outfitters, Inc. (I)	7,050	277,488

Textiles, Apparel & Luxury Goods 1.0%

Burberry Group PLC	15,846	324,440

Hanesbrands, Inc. (I)	9,720	348,170

Lululemon Athletica, Inc. (I)	9,979	760,699

Michael Kors Holdings, Ltd. (I)	7,830	399,565

Prada SpA	20,900	202,187

PVH Corp.	2,320	257,543

Tumi Holdings, Inc. (I)	1,500	31,275

Under Armour, Inc., Class A (I)	3,700	179,561

See notes to financial statements	Annual report | Hedged Equity & Income Fund	5

	Shares	Value
Consumer Staples 6.3%		$15,187,937

Beverages 2.0%

Constellation Brands, Inc., Class A (I)	7,630	270,026

Molson Coors Brewing Company, Class B	23,020	985,026

PepsiCo, Inc. (C)	41,196	2,819,042

The Coca-Cola Company	17,679	640,864

Food & Staples Retailing 1.0%

Casey’s General Stores, Inc.	7,240	384,444

Costco Wholesale Corp.	3,193	315,373

CVS Caremark Corp.	12,013	580,829

Wal-Mart Stores, Inc.	9,204	627,989

Walgreen Company	14,090	521,471

Food Products 2.3%

General Mills, Inc.	28,570	1,154,514

Green Mountain Coffee Roasters, Inc. (I)	12,842	531,145

Kraft Foods Group, Inc.	33,670	1,530,975

Mondelez International, Inc., Class A	15,540	395,804

Post Holdings, Inc. (I)	6,800	232,900

Ralcorp Holdings, Inc. (I)	5,500	493,075

Unilever NV — NY Shares	29,540	1,131,382

Personal Products 0.0%

Herbalife, Ltd.	1,406	46,314

Tobacco 1.0%

Philip Morris International, Inc.	30,210	2,526,764

Energy 9.1%		21,940,459

Energy Equipment & Services 1.4%

Baker Hughes, Inc.	23,700	967,908

Bristow Group, Inc.	5,660	303,716

Core Laboratories NV	441	48,206

Diamond Offshore Drilling, Inc.	3,624	246,287

National Oilwell Varco, Inc.	2,661	181,879

Oceaneering International, Inc.	6,511	350,227

Schlumberger, Ltd.	8,030	556,399

SEACOR Holdings, Inc.	5,670	475,146

Transocean, Ltd.	3,735	166,768

Oil, Gas & Consumable Fuels 7.7%

Anadarko Petroleum Corp.	23,476	1,744,502

Apache Corp.	2,090	164,065

BG Group PLC	116,986	1,961,652

BP PLC, ADR	58,085	2,418,659

Cabot Oil & Gas Corp.	9,690	481,981

Chesapeake Energy Corp.	9,680	160,882

Chevron Corp.	16,290	1,761,601

Cobalt International Energy, Inc. (I)	11,820	290,299

CONSOL Energy, Inc.	5,400	173,340

EOG Resources, Inc.	5,985	722,928

Exxon Mobil Corp. (C)	20,548	1,778,429

Halcon Resources Corp. (I)	16,872	116,754

6	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Oil, Gas & Consumable Fuels (continued)

Noble Energy, Inc.	1,500	$152,610

Occidental Petroleum Corp.	45,319	3,471,889

Peabody Energy Corp.	5,090	135,445

Penn Virginia Corp.	12,000	52,920

Pioneer Natural Resources Company	5,550	591,575

Plains Exploration & Production Company (I)	6,480	304,171

Royal Dutch Shell PLC, ADR, Class B	20,040	1,420,636

Southwestern Energy Company (I)	5,200	173,732

Valero Energy Corp.	10,699	365,050

Whiting Petroleum Corp. (I)	4,630	200,803

Financials 14.7%		35,424,175

Capital Markets 2.8%

Affiliated Managers Group, Inc. (I)	1,600	208,240

Ares Capital Corp.	25,770	450,975

BlackRock, Inc. (C)	14,345	2,965,255

Invesco, Ltd.	26,455	690,211

LPL Financial Holdings, Inc.	10,220	287,795

Morgan Stanley	9,600	183,552

Raymond James Financial, Inc.	3,100	119,443

SEI Investments Company	63,835	1,489,909

T. Rowe Price Group, Inc.	6,670	434,417

Commercial Banks 5.3%

Banco Santander SA (I)	24,726	199,368

Credit Agricole SA (I)	18,774	152,428

Cullen/Frost Bankers, Inc.	3,225	175,021

Erste Group Bank AG (I)	4,855	155,241

First Midwest Bancorp, Inc.	36,190	453,099

First Niagara Financial Group, Inc.	70,110	555,972

First Republic Bank	14,145	463,673

Grupo Financiero Banorte SAB de CV, Series O	11,800	76,197

Hancock Holding Company	7,940	252,016

International Bancshares Corp.	25,600	462,080

Lloyds Banking Group PLC (I)	243,135	194,819

M&T Bank Corp.	17,195	1,693,192

MB Financial, Inc.	14,700	290,325

PNC Financial Services Group, Inc.	50,740	2,958,649

Royal Bank of Scotland Group PLC (I)	30,362	163,526

Societe Generale SA (I)	5,061	190,366

Webster Financial Corp.	24,180	496,899

Wells Fargo & Company (C)	106,418	3,637,367

Westamerica Bancorp.	3,200	136,288

Consumer Finance 0.1%

American Express Company	5,228	300,505

Diversified Financial Services 1.9%

Bank of America Corp.	76,994	893,130

Citigroup, Inc.	4,600	181,976

IntercontinentalExchange, Inc. (I)	2,070	256,287

See notes to financial statements	Annual report | Hedged Equity & Income Fund	7

	Shares	Value
Diversified Financial Services (continued)

JPMorgan Chase & Company (C)	64,795	$2,849,036

Moody’s Corp.	6,150	309,468

Insurance 3.8%

ACE, Ltd.	18,820	1,501,836

Aegon NV	21,115	134,562

AIA Group, Ltd.	63,400	252,677

Alleghany Corp. (I)	3,690	1,237,700

American International Group, Inc. (I)	9,300	328,290

Aon PLC	4,930	274,108

Assured Guaranty, Ltd.	18,000	256,140

Berkshire Hathaway, Inc., Class B (I)	6,760	606,372

Markel Corp. (I)	1,060	459,425

Marsh & McLennan Companies, Inc.	57,630	1,986,506

Old Mutual PLC	40,262	119,590

Platinum Underwriters Holdings, Ltd.	8,500	391,000

Primerica, Inc.	16,250	487,663

Prudential PLC	10,863	151,574

Reinsurance Group of America, Inc.	10,180	544,834

White Mountains Insurance Group, Ltd.	750	386,250

Real Estate Investment Trusts 0.4%

DiamondRock Hospitality Company	29,050	261,450

Host Hotels & Resorts, Inc.	19,910	311,990

Mack-Cali Realty Corp.	8,420	219,846

Unibail-Rodamco SE	701	171,609

Real Estate Management & Development 0.2%

BR Malls Participacoes SA	12,600	166,925

Jones Lang LaSalle, Inc.	3,180	266,929

Longfor Properties Company, Ltd.	39,000	77,335

Thrifts & Mortgage Finance 0.2%

Northwest Bancshares, Inc.	41,420	502,839

Health Care 12.0%		28,808,006

Biotechnology 2.2%

Amgen, Inc.	6,522	562,979

Arena Pharmaceuticals, Inc. (I)	10,640	95,973

Biogen Idec, Inc. (I)	6,211	910,967

BioMarin Pharmaceutical, Inc. (I)	3,200	157,600

Celgene Corp. (I)	8,309	654,084

Elan Corp. PLC, ADR (I)	4,380	44,720

Gilead Sciences, Inc. (I)	21,343	1,567,643

Onyx Pharmaceuticals, Inc. (I)	5,390	407,107

Prothena Corp. PLC (I)	105	771

Regeneron Pharmaceuticals, Inc. (I)	3,200	547,424

Vertex Pharmaceuticals, Inc. (I)	7,515	315,179

Health Care Equipment & Supplies 1.7%

Edwards Lifesciences Corp. (I)	5,831	525,781

Haemonetics Corp. (I)	3,380	138,039

HeartWare International, Inc. (I)	1,510	126,765

8	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Health Care Equipment & Supplies (continued)

Hologic, Inc. (I)	29,505	$590,985

Medtronic, Inc. (C)	51,724	2,121,718

STERIS Corp.	9,600	333,408

Zimmer Holdings, Inc.	3,564	237,576

Health Care Providers & Services 1.8%

Aetna, Inc.	4,374	202,516

Amsurg Corp. (I)	14,620	438,746

Brookdale Senior Living, Inc. (I)	6,000	151,920

Cardinal Health, Inc.	42,895	1,766,416

Catamaran Corp. (I)	8,860	417,395

McKesson Corp.	2,550	247,248

Team Health Holdings, Inc. (I)	7,700	221,529

UnitedHealth Group, Inc.	13,792	748,078

Health Care Technology 0.0%

Allscripts Healthcare Solutions, Inc. (I)	8,200	77,244

Life Sciences Tools & Services 0.9%

Agilent Technologies, Inc.	8,230	336,936

Bruker Corp. (I)	7,563	115,487

Charles River Laboratories International, Inc. (I)	18,810	704,811

Covance, Inc. (I)	4,570	264,009

ICON PLC, ADR (I)	29,030	805,873

Life Technologies Corp. (I)	796	39,068

Pharmaceuticals 5.4%

Abbott Laboratories	7,137	467,474

Auxilium Pharmaceuticals, Inc. (I)	5,010	92,835

Eli Lilly & Company	7,445	367,187

Johnson & Johnson	57,608	4,038,321

Merck & Company, Inc.	65,674	2,688,694

Pfizer, Inc.	24,840	622,987

Roche Holdings AG	15,291	3,115,158

Salix Pharmaceuticals, Ltd. (I)	2,680	108,486

Teva Pharmaceutical Industries, Ltd., ADR	38,320	1,430,869

Industrials 15.1%		36,435,700

Aerospace & Defense 3.0%

Cubic Corp.	5,500	263,835

Honeywell International, Inc.	6,315	400,813

Lockheed Martin Corp.	21,038	1,941,597

Northrop Grumman Corp. (C)	28,425	1,920,962

Rolls-Royce Holdings PLC (I)	15,573	224,380

Safran SA	6,378	278,308

The Boeing Company	12,645	952,927

United Technologies Corp.	16,450	1,349,065

Air Freight & Logistics 1.7%

Atlas Air Worldwide Holdings, Inc. (I)	7,200	319,032

FedEx Corp.	4,880	447,594

United Parcel Service, Inc., Class B	40,743	3,003,981

UTi Worldwide, Inc.	19,300	258,620

See notes to financial statements	Annual report | Hedged Equity & Income Fund	9

	Shares	Value
Building Products 0.8%

Assa Abloy AB, Series B	4,221	$158,944

Lennox International, Inc.	27,085	1,422,504

Owens Corning, Inc. (I)	8,160	301,838

Commercial Services & Supplies 0.9%

ACCO Brands Corp. (I)	62,050	455,447

Corrections Corp. of America	10,100	358,247

G&K Services, Inc., Class A	13,920	475,368

The ADT Corp.	2,871	133,473

Tyco International, Ltd.	4,256	124,488

United Stationers, Inc.	22,270	690,147

Construction & Engineering 0.5%

Jacobs Engineering Group, Inc. (I)	25,600	1,089,792

Electrical Equipment 1.4%

Acuity Brands, Inc.	3,690	249,924

Belden, Inc.	20,990	944,340

Eaton Corp. PLC	25,920	1,404,864

Hubbell, Inc., Class B	1,800	152,334

Polypore International, Inc. (I)	7,720	358,980

Schneider Electric SA	2,125	158,490

Industrial Conglomerates 1.5%

3M Company	18,270	1,696,370

Carlisle Companies, Inc.	19,900	1,169,324

Danaher Corp.	10,180	569,062

General Electric Company	13,681	287,164

Machinery 3.2%

Albany International Corp., Class A	24,850	563,598

Dover Corp.	1,090	71,624

ESCO Technologies, Inc.	12,830	479,970

Flowserve Corp.	5,760	845,568

IDEX Corp.	11,015	512,528

Illinois Tool Works, Inc.	7,070	429,927

Kennametal, Inc.	6,400	256,000

Mueller Industries, Inc.	12,630	631,879

Nordson Corp.	2,000	126,240

PACCAR, Inc.	29,600	1,338,216

Pall Corp. (C)	8,775	528,782

Parker Hannifin Corp.	2,998	255,010

Stanley Black & Decker, Inc.	15,550	1,150,234

Valmont Industries, Inc.	1,980	270,369

WABCO Holdings, Inc. (I)	2,280	148,633

Wabtec Corp.	2,440	213,598

Marine 0.2%

Kirby Corp. (I)	9,460	585,479

Professional Services 0.4%

IHS, Inc., Class A (I)	2,800	268,800

Manpower, Inc.	5,680	241,059

Towers Watson & Company, Class A	8,100	455,301

10	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Road & Rail 0.6%

Canadian National Railway Company	5,710	$518,533

Genesee & Wyoming, Inc., Class A (I)	4,820	366,706

Hertz Global Holdings, Inc. (I)	21,300	346,551

J.B. Hunt Transport Services, Inc.	1,890	112,852

Trading Companies & Distributors 0.8%

GATX Corp.	13,310	576,323

MSC Industrial Direct Company, Inc., Class A	16,715	1,259,977

Wolseley PLC	3,355	159,467

Transportation Infrastructure 0.1%

CCR SA	16,900	160,262

Information Technology 16.1%		38,794,126

Communications Equipment 2.8%

Acme Packet, Inc. (I)	9,360	207,043

Cisco Systems, Inc. (C)	255,350	5,017,628

F5 Networks, Inc. (I)	2,756	267,745

Juniper Networks, Inc. (I)	14,650	288,166

Palo Alto Networks, Inc. (I)	500	26,760

QUALCOMM, Inc.	12,961	803,841

Riverbed Technology, Inc. (I)	2,306	45,474

Computers & Peripherals 2.1%

Apple, Inc. (C)	6,026	3,212,039

Diebold, Inc.	11,630	355,994

EMC Corp. (I)(C)	46,938	1,187,531

NetApp, Inc. (I)	10,618	356,234

QLogic Corp. (I)	6,988	67,993

Electronic Equipment, Instruments & Components 0.4%

Coherent, Inc.	5,980	302,708

MTS Systems Corp.	8,300	422,719

National Instruments Corp.	4,650	120,017

Internet Software & Services 2.4%

Akamai Technologies, Inc. (I)	10,670	436,510

Dropbox, Inc. (I)(R)	8,535	77,234

eBay, Inc. (I)	28,698	1,464,172

Equinix, Inc. (I)	2,552	526,222

Facebook, Inc., Class A (I)	19,730	525,410

Google, Inc., Class A (I)	2,109	1,496,061

IAC/InterActiveCorp	11,983	566,796

LinkedIn Corp., Class A (I)	6,240	716,477

IT Services 2.0%

Automatic Data Processing, Inc.	17,441	994,311

Forrester Research, Inc.	9,800	262,640

IBM Corp.	3,430	657,017

MAXIMUS, Inc.	8,640	546,221

Teradata Corp. (I)	3,175	196,501

The Western Union Company	107,092	1,457,522

Visa, Inc., Class A	4,107	622,539

See notes to financial statements	Annual report | Hedged Equity & Income Fund	11

	Shares	Value
Office Electronics 0.1%

Zebra Technologies Corp., Class A (I)	8,260	$324,453

Semiconductors & Semiconductor Equipment 1.7%

Altera Corp.	9,880	340,267

Analog Devices, Inc.	40,540	1,705,112

Intel Corp.	51,780	1,068,221

Maxim Integrated Products, Inc.	21,930	644,742

Samsung Electronics Company, Ltd.	115	164,591

Xilinx, Inc.	4,496	161,406

Software 4.6%

Adobe Systems, Inc. (I)	6,300	237,384

ANSYS, Inc. (I)	4,870	327,946

BMC Software, Inc. (I)	2,882	114,300

Cadence Design Systems, Inc. (I)	30,190	407,867

Check Point Software Technologies, Ltd. (I)	15,347	731,131

Concur Technologies, Inc. (I)	4,590	309,917

FactSet Research Systems, Inc.	4,975	438,099

Imperva, Inc. (I)	4,160	131,165

Intuit, Inc.	1,459	86,811

MICROS Systems, Inc. (I)	6,790	288,168

Microsoft Corp.	96,959	2,591,714

NetSuite, Inc. (I)	2,651	178,412

Oracle Corp. (C)	99,242	3,306,743

Red Hat, Inc. (I)	3,335	176,622

Salesforce.com, Inc. (I)	4,540	763,174

ServiceNow, Inc. (I)	15,090	453,153

Splunk, Inc. (I)	3,640	105,633

TIBCO Software, Inc. (I)	10,200	224,502

Websense, Inc. (I)	16,200	243,648

Workday, Inc., Class A (I)	760	41,420

Materials 3.6%		8,513,639

Chemicals 1.8%

Arkema SA	1,096	115,238

CF Industries Holdings, Inc.	1,497	304,131

Innospec, Inc.	11,000	379,390

Koppers Holdings, Inc.	7,000	267,050

Lanxess AG	1,276	111,595

LyondellBasell Industries NV, Class A	3,000	171,270

Monsanto Company	4,683	443,246

Sensient Technologies Corp.	6,600	234,696

The Dow Chemical Company	30,840	996,749

The Sherwin-Williams Company	6,359	978,141

W.R. Grace & Company (I)	2,500	168,075

Westlake Chemical Corp.	2,307	182,945

Construction Materials 0.2%

Cemex SAB de CV, ADR (I)	17,900	176,673

Siam Cement PCL, NVDR	7,000	101,031

Vulcan Materials Company	4,550	236,828

12	Hedged Equity & Income Fund | Annual report	See notes to financial statements

	Shares	Value
Containers & Packaging 0.8%

Aptargroup, Inc.	6,110	$291,569

Ball Corp.	2,950	132,013

Crown Holdings, Inc. (I)	3,360	123,682

Graphic Packaging Holding Company (I)	31,710	204,847

Greif, Inc., Class A	5,930	263,885

Rock-Tenn Company, Class A	4,660	325,781

Silgan Holdings, Inc.	9,840	409,246

Metals & Mining 0.1%

Allied Nevada Gold Corp. (I)	2,832	85,328

Nucor Corp.	2,100	90,678

Paper & Forest Products 0.7%

Deltic Timber Corp.	6,170	435,725

International Paper Company	20,780	827,875

Louisiana-Pacific Corp. (I)	23,600	455,952

Telecommunication Services 0.9%		2,098,061

Diversified Telecommunication Services 0.9%

AT&T, Inc.	29,340	989,051

Verizon Communications, Inc.	25,630	1,109,010

Utilities 1.7%		4,164,227

Electric Utilities 0.3%

Duke Energy Corp.	3,415	217,877

UNS Energy Corp.	7,690	326,210

Westar Energy, Inc.	9,610	275,038

Gas Utilities 1.4%

Atmos Energy Corp.	9,200	323,104

New Jersey Resources Corp.	3,390	134,312

UGI Corp.	80,985	2,649,019

WGL Holdings, Inc.	6,090	238,667

Exchange Traded Fund 0.1%		$259,121

(Cost $255,915)
iShares Russell 3000 Index Fund	3,060	259,121

	Number of
	Contracts	Value

Options Purchased 2.2%		$5,348,500

(Cost $17,295,747)

Put Options 2.2%		5,348,500
S&P 500 Index (Expiration Date: 6-22-13; Strike Price: $1,275; Counterparty:
Morgan Stanley Company, Inc.) (I)	1,900	5,348,500

See notes to financial statements	Annual report | Hedged Equity & Income Fund	13

	Par value	Value
Short-Term Investments 4.1%		$9,900,000

(Cost $9,900,000)

Repurchase Agreement 4.1%		9,900,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-12 at
0.250% to be repurchased at $9,900,138 on 1-2-13, collateralized by
$5,830,201 Federal National Mortgage Association, 2.674%–5.500%
due 7-1-36 to 2-1-42 (valued at $6,345,489, including interest) and
$3,437,621 Federal Home Loan Mortgage Corp., 2.673%–7.000%
due 12-1-29 to 12-1-41 (valued at $3,752,511, including interest)	$9,900,000	9,900,000

Total investments (Cost $244,709,403)† 101.4%		$244,269,279

Other assets and liabilities, net (1.4%)		($3,426,747)

Total net assets 100.0%		$240,842,532

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(C) A portion of this security is pledged as collateral for options. Total collateral value at 12-31-12 was $35,300,774.

(I) Non-income producing security.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933, as follows:

					Value as a
			Beginning	Ending	percentage
	Acquisition	Acquisition	share	share	of Fund's	Value as of
Issuer, Description	date	cost	amount	amount	net assets	12-31-12

Allstar Co-Invest	8-1-11	$240,553	236,300	236,300	0.12%	$285,923
Block Feeder LLC
Dropbox, Inc.	5-1-12	$77,258	8,535	8,535	0.03%	$77,234

† At 12-31-12, the aggregate cost of investment securities for federal income tax purposes was $245,886,631. Net unrealized depreciation aggregated $1,617,352, of which $17,965,778 related to appreciated investment securities and $19,583,130 related to depreciated investment securities.

14	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $244,709,403)	$244,269,279
Cash	40,224
Foreign currency, at value (Cost $6,771)	6,798
Receivable for investments sold	382,725
Dividends and interest receivable	169,883
Other receivables and prepaid expenses	423

Total assets	244,869,332

Liabilities

Payable for investments purchased	1,193,827
Payable for fund shares repurchased	348,059
Written options, at value (Premiums received $11,204,253)	2,356,000
Payable to affiliates
Accounting and legal services fees	7,144
Trustees’ fees	376
Other liabilities and accrued expenses	121,394

Total liabilities	4,026,800

Net assets	240,842,532

Net assets consist of

Paid-in capital	$239,335,027
Accumulated distributions in excess of net investment income	—
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(6,900,648)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	8,408,153

Net assets	$240,842,532

Net asset value per share

Based on 13,733,169 shares of beneficial interest outstanding — unlimited
number of shares authorized with par value of $0.01 per share	$17.54

See notes to financial statements	Annual report | Hedged Equity & Income Fund	15

F I N A N C I A L  S T A T E M E N T S

Statements of operations

For the period ended 12-31-12 and the year ended 10-31-12

These Statements of operations summarize the Fund’s investment income earned and expenses incurred in operating the Fund. They also show net gains (losses) for the periods stated.

	Period ended	Year ended
	12-31-12[1]	10-31-12

Investment income

Dividends	$1,253,112	$4,769,983
Interest	3,643	13,176
Less foreign taxes withheld	(7,528)	(26,385)

Total investment income	1,249,227	4,756,774

Expenses

Investment management fees	406,351	2,539,167
Accounting and legal services fees	8,827	49,705
Transfer agent fees	4,485	18,296
Trustees' fees	7,775	36,452
Printing and postage	18,228	37,400
Professional fees	61,680	96,561
Custodian fees	5,914	44,026
Stock exchange listing fees	4,603	41,781
Other	9,096	22,531

Total expenses	526,959	2,885,919

Net investment income	722,268	1,870,855

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments and purchased options	2,629,301	(6,686,949)
Written options	(1,941,735)	7,801,413
Foreign currency transactions	(816)	(13,537)
	686,750	1,100,927
Change in net unrealized appreciation
(depreciation) of
Investments and purchased options	434,545	12,260,249
Written options	1,255,237	11,041,405
Translation of assets and liabilities in
foreign currencies	434	(364)
	1,690,216	23,301,290
Net realized and unrealized gain	2,376,966	24,402,217

Increase in net assets from operations	$3,099,234	$26,273,072

1 For the two-month period ended 12-31-12. The Fund changed its fiscal year end from October 31 to December 31.

16	Hedged Equity & Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year	Period
	ended	ended	ended
	12-31-12[1]	10-31-12	10-31-11[2]

Increase (decrease) in net assets

From operations
Net investment income	$722,268	$1,870,855	$337,387
Net realized gain (loss)	686,750	1,100,927	(8,723,640)
Change in net unrealized
appreciation (depreciation)	1,690,216	23,301,290	(16,583,353)

Increase (decrease) in net assets resulting
from operations	3,099,234	26,273,072	(24,969,606)

Distributions to shareholders
From net investment income	(728,343)	(1,850,217)	(317,301)
From tax return of capital	(3,723,566)	(16,575,845)	(4,982,535)

Total distributions	(4,451,909)	(18,426,062)	(5,299,836)

From Fund share transactions
Shares issued	—	—	279,246,500[3,4]
Repurchased	(3,098,607)	(10,945,445)	—
Offering costs	—	—	(584,809)

Total from Fund share transactions	(3,098,607)	(10,945,445)	278,661,691

Total increase (decrease)	(4,451,282)	(3,098,435)	248,392,249

Net assets

Beginning of period	245,293,814	248,392,249	—[4]

End of period	$240,842,532	$245,293,814	$248,392,249

Undistributed (Accumulated distributions in
excess of) net investment income	—	($615)	$118

Share activity

Shares outstanding
Beginning of period	13,934,006	14,620,236	—
Shares issued	—	—	14,620,236
Shares repurchased	(200,837)	(686,230)	—

End of period	13,733,169	13,934,006	14,620,236

1 For the two-month period ended 12-31-12. The Fund changed its fiscal year end from October 31 to December 31.

2 Period from 5-26-11 (commencement of operations) to 10-31-11.

3 Net of underwriting commissions of $13,153,500, or $0.90 per share, which were paid to brokers in connection with the Fund’s initial public offerings.

4 Initial seed capital of $100,000 is included in Fund share transactions for the period ended 10-31-11.

See notes to financial statements	Annual report | Hedged Equity & Income Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	12-31-12[1]	10-31-12	10-31-11[2]

Per share operating performance

Net asset value, beginning of period	$17.60	$16.99	$19.10[3]
Net investment income[4]	0.05	0.13	0.02
Net realized and unrealized gain (loss) on investments	0.18	1.68	(1.73)
Total from investment operations	0.23	1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.05)	(0.13)	(0.02)
From tax return of capital	(0.27)	(1.16)	(0.34)
Total distributions	(0.32)	(1.29)	(0.36)
Anti-dilutive impact of repurchase plan	0.03[5]	0.09[5]	—
Offering costs related to common shares	—	—	(0.04)
Net asset value, end of period	$17.54	$17.60	$16.99
Per share market value, end of period	$15.26	$16.14	$15.18
Total return at net asset value (%)[6]	1.71[7]	12.17	(8.98)[7]
Total return at market value (%)[6]	(3.51)[7]	15.14	(22.33)[7]

Ratios and supplemental data

Net assets applicable to common shares, end of period (in millions)	$241	$245	$248
Ratios (as a percentage of average net assets):
Expenses	0.22[7]	1.14	1.15[8]
Net investment income	0.30[7]	0.74	0.31[8]
Portfolio turnover (%)	11	76	38

1 For the two-month period ended 12-31-12. The Fund changed its fiscal year end from October 31 to December 31.
2 Period from 5-26-11 (commencement of operations) to 10-31-11.
3 Reflects the deduction of a $0.90 per share sales load.
4 Based on the average daily shares outstanding.
5 The repurchase plan was completed at an average repurchase price of $15.43 and $15.95 for 200,837 and 686,230 shares for the two-month period ended 12-31-12 and the year ended 10-31-12, respectively.
6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
7 Not annualized.
8 Annualized.

18	Hedged Equity & Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). On December 12, 2012, the Board of Trustees voted to change the Fund’s fiscal year end from October 31 to December 31.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

Annual report | Hedged Equity & Income Fund	19

The following is a summary of the values by input classification of the Fund’s investments as of December 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 12-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$37,395,328	$34,795,682	$2,313,723	$285,923
Consumer Staples	15,187,937	15,187,937	—	—
Energy	21,940,459	19,978,807	1,961,652	—
Financials	35,424,175	33,294,155	2,130,020	—
Health Care	28,808,006	25,692,848	3,115,158	—
Industrials	36,435,700	35,295,849	1,139,851	—
Information Technology	38,794,126	38,552,301	164,591	77,234
Materials	8,513,639	8,185,775	327,864	—
Telecommunication
Services	2,098,061	2,098,061	—	—
Utilities	4,164,227	4,164,227	—	—
Exchange Traded Fund	259,121	259,121	—	—
Options Purchased	5,348,500	5,348,500	—	—
Short-Term Investments	9,900,000	—	9,900,000	—

Total Investments in
Securities	$244,269,279	$222,853,263	$21,052,859	$363,157
Other Financial
Instruments:
Written Options	($2,356,000)	($2,356,000)	—	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

20	Hedged Equity & Income Fund | Annual report

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2012, the Fund has a short-term capital loss carryforward of $8,469,991 and a long-term capital loss carryforward of $352,421 available to offset future net realized capital gains which do not expire.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In August 2012, the Board of Trustees amended the managed distribution plan (the Distribution Plan). Under the amended Distribution Plan, the Fund makes quarterly distributions of an amount equal to $0.3230 per share, based upon an annualized distribution rate of 7.25% of the Fund’s net asset value of $17.82 on July 31, 2012. This amount will be paid quarterly until further notice. Under the prior Distribution Plan, the Fund made quarterly distributions of an amount equal to 1.8125% of the Fund’s net asset value as of each measuring date, based upon an annual rate of 7.25% (the amount of each quarterly distribution was determined based on the net asset value of the Fund at the close of the NYSE on the last business day of the month ending two months prior to each quarterly declaration date).

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the Fund may also make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the Fund’s shares.

Annual report | Hedged Equity & Income Fund	21

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays distributions quarterly through its Distribution Plan described above. The tax character of distributions for the two-month period ended December 31, 2012, the year ended October 31, 2012 and the period ended October 31, 2011 was as follows:

	DECEMBER 31, 2012	OCTOBER 31, 2012	OCTOBER 31, 2011*

Ordinary Income	$728,343	$1,850,217	$317,301
Tax Return of Capital	$3,723,566	$16,575,845	$4,982,535

* Period from 5-26-11 (commencement of operations) to 10-31-11.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. Capital losses generated through October 31, 2012, which carried forward to the two-month period, ended December 31, 2012, and losses realized on written options, offset realized capital gains, which resulted in a tax return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund invests in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an

22	Hedged Equity & Income Fund | Annual report

exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the two-month period ended December 31, 2012 and the year ended October 31, 2012, the Fund used purchased options to hedge against changes in securities markets. During the two-month period ended December 31, 2012, the Fund held purchased options with market values ranging from $5.3 million to $8.6 million. During the year ended October 31, 2012, the Fund held purchased options with market values ranging from $6.7 million to $16.4 million as measured at each quarter end.

During the two-month period ended December 31, 2012 and the year ended October 31, 2012, the Fund wrote option contracts to generate earnings from option premiums and to attempt to reduce overall volatility. The following tables summarize the Fund’s written options activities during the two-month period ended December 31, 2012 and the year ended October 31, 2012 and the contracts held at December 31, 2012.

		FOR THE TWO-MONTH PERIOD ENDED		FOR THE YEAR ENDED
		DECEMBER 31, 2012		OCTOBER 31, 2012

		NUMBER OF	PREMIUMS	NUMBER OF	PREMIUMS
		CONTRACTS	RECEIVED (PAID)	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of period		2,800	$12,275,015	3,050	$9,440,111
Options written		900	1,310,932	19,000	32,356,152
Options closed		(1,800)	(2,381,694)	(19,250)	(29,521,247)
Options exercised		—	—	—	—
Options expired		—	—	—	—
Outstanding, end of period		1,900	$11,204,253	2,800	$12,275,016

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

PUTS
S&P 500 Index	$1,150	Jun 2013	1,900	$11,204,253	($2,356,000)
Total			1,900	$11,204,253	($2,356,000)

Annual report | Hedged Equity & Income Fund	23

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at December 31, 2012 by risk category:

				LIABILITY
	STATEMENT OF ASSETS	FINANCIAL INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Investments, at value*	Purchased options*	$5,348,500	—
	Written options, at value	Written options	—	$2,356,000
			$5,348,500	$2,356,000

* Purchased options are included in the Fund’s investments.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the two-month period ended December 31, 2012 and the year ended October 31, 2012:

		FOR THE TWO-MONTH PERIOD ENDED		FOR THE YEAR ENDED
		DECEMBER 31, 2012		OCTOBER 31, 2012

		INVESTMENTS		INVESTMENTS
	STATEMENT OF	(PURCHASED	WRITTEN	(PURCHASED	WRITTEN
RISK	OPERATIONS LOCATION	OPTIONS)	OPTIONS	OPTIONS)	OPTIONS

Equity	Net realized	—	($1,941,735)	($11,351,788)	$7,801,413
contracts	gain (loss)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the two-month period ended December 31, 2012 and the year ended October 31, 2012:

		FOR THE TWO-MONTH PERIOD ENDED		FOR THE YEAR ENDED
		DECEMBER 31, 2012		OCTOBER 31, 2012

		INVESTMENTS		INVESTMENTS
	STATEMENT OF	(PURCHASED	WRITTEN	(PURCHASED	WRITTEN
RISK	OPERATIONS LOCATION	OPTIONS)	OPTIONS	OPTIONS)	OPTIONS

Equity	Change in	($3,201,500)	$1,255,237	($11,720,519)	$11,041,405
contracts	net unrealized
appreciation
(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation.

24	Hedged Equity & Income Fund | Annual report

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 1.00% of the Fund’s average daily gross assets. The Adviser has a subadvisory agreement with Wellington Management Company, LLP. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the two-month period ended December 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, these Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included with Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the plan documents.

Note 6 — Fund share transactions

On May 26, 2011, the Fund completed its initial public offering of 14,015,000 common shares, and on July 13, 2011, completed a supplemental offering of 600,000 common shares, each at an offering price of $20.00 per share. Underwriting commissions of $0.90 per share, or $13,153,500, were paid to brokers in connection with these public offerings. Prior to the public offerings, the Fund was seeded with initial capital of $100,000 in return for 5,236 shares. Offering costs of approximately $1,103,000 were absorbed by the Adviser.

On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). During the two-month period ended December 31, 2012 and the year ended October 31, 2012, the Fund repurchased 1.37% and 4.69%, respectively, of shares outstanding under the Repurchase Plan. The weighted average discount per share on these repurchases amounted to 12.25% and 10.66% for the two-month period ended December 31, 2012 and the year ended October 31, 2012, respectively. Shares repurchased and corresponding dollar amounts are included in the Statement of changes in net assets. The anti-dilutive impact of these share repurchases is included on the Financial highlights. On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012).

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $25,380,545 and $34,986,295, respectively, for the two-month period ended December 31, 2012.

Annual report | Hedged Equity & Income Fund	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2013

26	Hedged Equity & Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a maximum rate of 15%. For tax years for individuals beginning after December 31, 2012, the maximum tax rate on dividend income will increase from 15% to 20%, and an additional tax of 3.8% may be imposed on certain investment income, including dividends.

Please consult a tax adviser regarding the tax consequences of your investment in the Fund.

Annual report | Hedged Equity & Income Fund	27

Additional information

Unaudited

Investment objective and policy

The Fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the NYSE. The Fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The Fund uses an equity strategy (the “equity strategy”) and an actively managed option overlay strategy (the “option overlay strategy”) to pursue its investment objective. The equity strategy seeks to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the equity strategy is to participate in and capture the broader equity market returns in rising market conditions, while seeking to limit losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies. The option overlay strategy pursues two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index puts).

Dividends and distributions

During the two-month period ended December 31, 2012, dividends from net investment income totaling $0.0528 per share and a tax return of capital totaling $0.2702 per share were paid to shareholders. The date of payment and the amount per share are as follows:

PAYMENT DATE	DISTRIBUTIONS

December 31, 2012	$0.3230
Total	$0.3230

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

28	Hedged Equity & Income Fund | Annual report

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Annual report | Hedged Equity & Income Fund	29

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

For a Term to Expire in 2016:

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	12,074,033	336,633
James M. Oates	12,114,373	296,293
Steven R. Pruchansky	12,098,086	312,580
Non-Independent Trustee
Craig Bromley	12,101,057	309,609

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	12,110,622	300,044
Peter S. Burgess	12,115,000	295,666
Theron S. Hoffman	12,116,740	293,926
Non-Independent Trustee
Warren A. Thomson	12,103,958	306,708

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	12,071,216	339,450
Grace K. Fey	12,115,355	295,311
Hassell H. McClellan	12,070,207	340,459
Gregory A. Russo	12,083,880	326,786
Non-Independent Trustee
James R. Boyle	12,114,968	295,698

30	Hedged Equity & Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	234

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut
River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee (since 2004) and Chairperson of the Board (since
2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005),
John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	234

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	234

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2011	234

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	234

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Hedged Equity & Income Fund	31

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	234

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (investment management consulting firm) (2003–2010); President, Westport Resources
Management (investment management consulting firm) (2006–2008); Senior Managing Director,
Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson
Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since
2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2011	234

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	234

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2011	234

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo, Born: 1949	2011	234

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

32	Hedged Equity & Income Fund | Annual report

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	234

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	234

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	234

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2011

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2011

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Hedged Equity & Income Fund	33

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2011

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2011

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2011

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Assistant Treasurer, John Hancock
Variable Insurance Trust (2010–2012 and 2007–2009, including prior positions); Treasurer, John Hancock
Funds II (since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve for a term expiring in 2014.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

34	Hedged Equity & Income Fund | Annual report

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Charles L. Bardelis*		Subadviser
James R. Boyle†	Andrew G. Arnott	Wellington Management
Craig Bromley†	Executive Vice President	Company, LLP
Peter S. Burgess*
William H. Cunningham	Thomas M. Kinzler	Custodian
Grace K. Fey	Secretary and Chief Legal Officer	State Street Bank and
Theron S. Hoffman*		Trust Company
Deborah C. Jackson	Francis V. Knox, Jr.
Hassell H. McClellan	Chief Compliance Officer	Transfer agent
Steven R. Pruchansky		Computershare Shareowner
Vice Chairman	Charles A. Rizzo	Services, LLC
Gregory A. Russo	Chief Financial Officer
Warren A. Thomson†		Legal counsel
	Salvatore Schiavone	K&L Gates LLP
Treasurer
*Member of the		Independent registered
Audit Committee		public accounting firm
†Non-Independent Trustee		PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HEQ

For shareholder assistance refer to page 30

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Hedged Equity & Income Fund	35

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P15A 12/12
2/13

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $25,988 for the fiscal period ended December 31, 2012 (the fiscal year end for the John Hancock Hedged Equity & Income Fund changed from October 31 to December 31), $37,141 for the fiscal period ended October 31, 2012 and $45,233 for the fiscal period ended October 31, 2011.

(b) Audit-Related Services

The audit-related fees were $0 for the fiscal period ended December 31, 2012, $0 for the fiscal period ended October 31, 2012 and $0 for the fiscal period ended October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $0 for the fiscal period ended December 31, 2012, $3,492 for the fiscal period ended October 31, 2012 and $3,390 for the fiscal period ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $0 for the fiscal period ended December 31, 2012, $419 for the fiscal period ended October 31, 2012 and $27,973 for the fiscal period ended October 31, 2011 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $317,180 for the fiscal period ended December 31, 2012, $3,659,845 for the fiscal period ended October 31, 2012 and $1,703,141 for the fiscal period ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management portfolio managers Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 15, 2013.

Kent M. Stahl, CFA

Senior Vice President and Director of Investments and Risk Management,
Wellington Management Company, LLP since 1998
Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA

Vice President and Director of Risk Management,
Wellington Management Company, LLP since 2001
Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Kent M. Stahl, CFA	Other Registered Investment Companies: Seven (7) accounts
with total net assets of approximately $8,431.4 million

Other Pooled Investment Vehicles: Two (2) accounts with
total net assets of approximately $410.9 million

Other Accounts: None

Gregg R. Thomas,	Other Registered Investment Companies: Four (4) accounts
CFA	with total net assets of approximately $3,166.3 million

Other Pooled Investment Vehicles: Two (2) accounts with
total net assets of approximately $410.9 million

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2012. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an investment professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stahl is a partner of the firm.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Kent M. Stahl, CFA	None

Gregg R. Thomas, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

	REGISTRANT PURCHASES OF EQUITY
(b)	SECURITIES

			Total Number of
			Shares Purchased	Maximum Number
	Total		as Part of Publicly	of Shares that May
	Number of Shares	Average Price	Announced	Yet Be Purchased
Period	Purchased	per Share	Plans*	Under the Plans

12-Oct	-	-	-	775,794*
12-Nov	121,805	$15.462	121,805	653,989
12-Dec	79,032	$15.378	200,837	574,957
Total	200,837	$15.428		-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2012 and December 31, 2012 (based on common shares outstanding as of December 31, 2011). On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

(C)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	February 20, 2013

By:	/s/ Charles A. Rizzo
-------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	February 20, 2013